AMENDMENT #1 TO THE LEASE

RENEWAL AMENDMENT

Agreement made this 4th day of January, 2018 2017, between HIGH PROPERTIES, a Pennsylvania Limited Partnership ("Landlord") and PARCUS MEDICAL LLC ("Tenant"). ls 1.4.18

BACKGROUND

A. Tenant and Landlord entered into a lease dated November 26, 2012, wherein Tenant leased 17,172 square feet of Building 229, located at 6423 Parkland Drive, Suites 101 and 102 (the "Building"), Sarasota, Florida. The aforesaid lease is herein referred to as the "Lease."

B. Tenant desires to renew said Lease as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Effective for the period January 1, 2018 through December 31, 2022 (December 31, 2022 being the expiration date of the additional term), the premises leased under the Lease (the "Premises") shall be extended for an additional term of five (5) years.

2. During the above-stated period applicable to the renewal term, all the terms and conditions of the original Lease shall remain in full force and effect subject to the following:

The parties to the above referenced Lease amend Part I, Sections 7, 8, 9, 10, 14, and 15, as follows:

7. Tenant Improvements:	See attached and updated Exhibits A1 and B1
8. Term:	Five (5) Years
9. Term Commencement:	January 1, 2018
10. Expiration Date:	December 31, 2022
14. Monthly Base Rent:	January 1, 2018 to December 31, 2018 - $7,789.60 - $5.35 PSF
	January 1, 2019 to December 31, 2019 - $8,022.56 - $5.51 PSF
	January 1, 2020 to December 31, 2020 - $8,270.08 - $5.68 PSF
	January 1, 2021 to December 31, 2021 - $8,517.60 - $5.85 PSF
	January 1, 2022 to December 31, 2022 - $8,779.68 - $6.03 PSF
15. Base Rent Over Term:	$496,554.24

3. The Lease and this Amendment are the entire agreement of the Landlord and Tenant and shall be governed and construed in accordance with the laws of the State of Florida. This Lease shall not be amended unless by a written agreement signed by the parties.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have signed this Amendment as of the 22 day of December, 2017.

LANDLORD

HIGH PROPERTIES
a Pennsylvania Limited Partnership
By: High General Corporation,
sole General Partner

By: [signature]
Mark C. Fitzgerald
Executive Vice President/Chief Operating Officer

TENANT

PARCUS MEDICAL LLC

By: [signature]
Title: President

EXHIBIT A1


14,000 SF
3,472 S.F
A1
FLOOR PLAN
HIGH PROPERTIES BUILDING 229
HIGH

EXHIBIT B1
WORK AGREEMENT

THIS WORK AGREEMENT (this "Agreement") is entered into as of this 4th day of January, ~~2017~~ 2018 lrs 1.4.18, by and between **HIGH PROPERTIES** ("Landlord"), and **PARCUS MEDICAL LLC**, ("Tenant").

RECITALS:

A. Concurrently with the execution of this Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in the Lease.

B. In order to induce Tenant to enter into the Lease, Landlord has agreed to make certain improvements to the Premises in accordance with the terms and upon the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the Lease and the mutual covenants hereinafter contained, and intending to be legally bound, Landlord and Tenant hereby agree as follows:

1. INCORPORATION OF LEASE. The Lease hereby is incorporated into this Agreement by reference to the extent applicable, and capitalized terms not otherwise defined herein shall have the same meaning given to them in the Lease.

2. TENANT IMPROVEMENTS. Landlord, at Landlord's sole cost, shall provide the following improvements:

- Install all new LED lighting throughout the office area and warehouse;
- Paint the office hallway and miscellaneous touch up areas;
- Replace all three (3) metal doors.

December 29, 2017
Date

[signature]
Tenant's Initials

[signature]
Landlord's Initials